Exhibit 99.2

Second Quarter 2013 Earnings Conference Call – August 7, 2013

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, August 7, 2013. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of the 2012 Form 10-K filed on March 1, 2013, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Solid YOY results in Ocean Transportation in 2Q13 Modest volume gains in all trade lanes, led by Hawaii Better 2Q result in Logistics Board authorized 6.7% increase in quarterly dividend to $0.16 per share Expect results for balance of 2013 to modestly exceed second half of 2012 Opening Remarks

EBITDA, EPS – 2Q 2013 2Q13 Net Income of $20.1 million versus 2Q12 Net Income of $7.8 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

EBITDA, EPS – YTD 2013 YTD 2013 Net Income of $29.2 million versus YTD 2012 Net Income of $11.2 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service Second Quarter Performance Volume up 5.3% YOY, driven by: Modest market growth and gains Additional voyage Improvements in operating expenses Outlook for 2H 2013 Moderate volume gains in total Core 9-ship fleet deployment expected New vessel plans progressing

Hawaii Economic Indicators Indicator (% Change YOY, except Unemployment rate) 2010 2011 2012 2013F 2014F 2015F Real Gross Domestic Product 1 1.4 (0.2) 1.9 2.4 2.3 2.3 Visitor Arrivals 1 7.7 4.0 9.6 4.3 2.5 2.1 Unemployment Rate 2 6.8 6.5 5.8 4.9 4.5 4.2 Construction Jobs 2 (8.1) (2.0) 2.4 7.1 10.0 11.4 Building Permits 2 9.7 (26.2) 45.2 24.0 21.0 8.8 Sources: 1. DBEDT: Hawaii Department of Business, Economic Development & Tourism Second Quarter 2013 Report, May 10, 2013 http://hawaii.gov/dbedt 2. UHERO: University of Hawaii Economic Research Organization County Forecast, May 24, 2013 http://www.uhero.hawaii.edu

Second Quarter 2013 Earnings Conference Call August 7, 2013 – Slide 8 SSAT Joint Venture Outlook for 2H 2013 • Aggressive expense control initiatives • Breakeven performance expected Second Quarter Performance • Past customer losses weigh down performance • Markets growing modestly

Second Quarter 2013 Earnings Conference Call August 7, 2013 – Slide 9 SSAT Oakland Terminal Update • Creates the premier terminal in Northern California: – Largest acreage (350 contiguous acres) – Expanded customer base – Most deep-water berths – Most post-Panamax cranes (14) • Matson to move terminals around YE – Dedicated terminal footprint expands from 50 to 80 acres – No disruption in service – Improved productivity expected • Near-term financial impact from joint venture minimal Graphics modified from original source map by Port of Oakland Future Current

Guam Service Outlook for 2H 2013 Muted economic activity Volume similar to 2012, assuming no new competitor enters market Second Quarter Performance YOY volume increase due to timing of shipments Overall market stable

China Expedited Service (CLX) Second Quarter Performance Matson YOY spot rates slightly lower Impacts approximately 50% of volume Ships ran at full capacity Continued strong demand for expedited service Outlook for 2H 2013 Record global capacity added Matson YOY freight rates expected to erode modestly Expect flat container volume YOY Source: Shanghai Shipping Exchange

Matson Logistics Second Quarter Performance Higher intermodal and highway volume Lower G&A Progress in NorCal warehousing Outlook for 2H 2013 Expense control focus Margins of 1-2% of revenues Source: Association of American Railroads

2Q2013 Operating Income SSAT had a $0.8 million loss in 2Q13 vs. a $1.6 million contribution in 2Q12 2Q12 2Q13 Change Revenue $299.5 $310.0 $10.5 Operating Income $31.2 $34.3 $3.1 Oper. Income Margin 10.4% 11.1% 2Q12 2Q13 Change Revenue $94.7 $106.6 $11.9 Operating Income $1.3 $2.2 $0.9 Oper. Income Margin 1.4% 2.1% 2Q13 Consolidated Operating Income of $36.5 million versus $32.5 million in 2Q12

YTD 2013 Operating Income SSAT had a $0.6 million loss YTD 2013 versus a $2.4 million contribution YTD 2012 YTD12 YTD13 Change Revenue $579.0 $609.9 $30.9 Operating Income $37.0 $52.8 $15.8 Oper. Income Margin 6.4% 8.7% YTD12 YTD13 Change Revenue $181.3 $201.4 $20.1 Operating Income $1.6 $2.4 $0.8 Oper. Income Margin 0.9% 1.2% YTD 2013 Consolidated Operating Income of $55.2 million versus $38.6 million YTD 2012

Second Quarter 2013 Earnings Conference Call August 7, 2013 – Slide 15 2Q2013 Condensed Income Statement (in $ millions) 2Q13 2Q12 Operating Revenue Ocean transportation $ 310.0 $ 299.5 Logistics revenue 106.6 94.7 Total operating revenue 416.6 394.2 Costs and Expenses Operating costs 344.9 329.0 Selling, general and administrative 34.4 28.5 Equity in loss (income) of terminal joint venture 0.8 (1.6) Separation costs - 5.8 Operating Income 36.5 32.5 Interest expense 3.6 1.9 Income tax expense 12.8 15.3 Loss from Discontinued Operations (net of tax) - (7.5) Net Income $ 20.1 $ 7.8 Diluted Earnings Per Share ($/share) Continuing Operations 0.47 0.36 Discontinued Operations - (0.18) Net Income 0.47 0.18 Key Metrics • Total Revenue increased 5.7% • Total Operating Costs and Expenses increased 5.1% • Effective tax rate of 38.9% • LTM EBITDA of $182.7 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Generated $79.5 million in cash flow from operations YTD Maintenance capex of $9.8 million YTD Paid $13.0 million in dividends Reduction of debt by $26.7 million ($8.7 million in 2Q) Increased cash position by $19.2 million Cash Generation and Uses of Cash * Does not include $1.2 million in Other Uses of Cash

Condensed Balance Sheet Assets (in $ millions) 6/30/13 12/31/12 Cash $ 39.1 $ 19.9 Other current assets 214.6 214.2 Total current assets 253.7 234.1 Investment in terminal joint venture 59.0 59.6 Property, net 744.0 762.5 Other assets 111.8 118.1 Total $1,168.5 $1,174.3 Liabilities & Shareholders’ Equity (in $ millions) 6/30/13 12/31/12 Current portion of long-term debt $ 12.4 $ 16.4 Other current liabilities 193.7 177.0 Total current liabilities 206.1 193.4 Long term debt 280.0 302.7 Deferred income taxes 242.4 251.9 Employee benefit plans 109.4 108.0 Other liabilities 38.2 38.4 Total long term liabilities 670.0 701.0 Shareholders’ equity 292.4 279.9 Total $ 1,168.5 $1,174.3 Debt Total debt of $292.4 million Current portion is $12.4 million Net Debt/ LTM EBITDA ratio of 1.39x Reduced total debt by $80.4 million in the four quarters since Separation See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Second Quarter 2013 Earnings Conference Call August 7, 2013 – Slide 18 • Ocean Transportation operating income for 2H 2013 expected to be flat to modestly higher than 2H 2012: – Moderate increase in Hawaii volume – Flat Guam and China volume – Modest erosion in China rates – Core 9-ship fleet deployment – Approximate breakeven performance at SSAT • Logistics operating income expected to be 1-2% of revenues: – Modest volume increase, expense control and improved warehouse operations • Maintenance capex to be approximately $10-15 million for 2H and approximately $20-$25 million for the full year 2H 2013 Outlook

Summary Remarks Continued Hawaii volume growth spurring solid results Better results in Logistics reflect ongoing internal efforts Expanded SSAT operations positions j.v. well for future Exceptional cash flow generation led to increase in dividend Investments in new build plans progressing

Addendum

Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA. The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Second Quarter Last Twelve Months (LTM) 2012 2013 Change As of June 30, 2013 Net Income 7.8 20.1 12.3 63.9 Subtract: Loss from discontinued operations (7.5) - 7.5 - Add: Income tax expense 15.3 12.8 (2.5) 34.3 Add: Interest expense 1.9 3.6 1.7 15.1 Add: Depreciation & amortization 18.8 17.3 (1.5) 69.4 EBITDA 51.3 53.8 2.5 182.7 As of June 30, 2013 (in $ millions) Total Debt $292.4 Subtract: Cash (39.1) Net Debt $253.3

Source: UHERO: University of Hawaii Economic Research Organization, http://www.uhero.hawaii.edu Hawaii Economic Forecasts